UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2012

QCR Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-22208

Delaware	42-1397595
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

3551 Seventh Street
Moline, Illinois 61265
(Address of principal executive offices, including zip code)

(309) 743-7721
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 27, 2012, Quad City Bank and Trust Company (“QCBT”), a wholly-owned bank subsidiary of QCR Holdings, Inc. (the “Company”), entered into an amendment (the “Amendment”) to that certain Second Amended and Restated Operating Agreement of M2 Lease Funds LLC, dated as of August 26, 2005, by and between QCBT and John Engelbrecht, the President and Chief Executive Officer of M2 Lease Funds LLC.  The Amendment provides for the liquidation of Mr. Engelbrecht’s 20% membership interest in M2 Lease Funds LLC.  Pursuant to the Amendment, Mr. Engelbrecht will retain ownership of his membership units until the final liquidation payment is made, which payment will occur no later than September 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc.

Dated: August 28, 2012	By:	/s/ Todd A. Gipple
Todd A. Gipple Executive Vice President, Chief Operating Officer and Chief Financial Officer